Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 28, 2018
Prospectus

Effective July 15, 2018, The following information replaces similar information for Technology Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Charlie Chai (lead portfolio manager) has managed the fund since January 2007.

Nidhi Gupta (co-manager) has managed the fund since July 2018.

It is expected that Mr. Chai will retire effective on or about December 31, 2018. At that time, Ms. Gupta will assume sole portfolio management responsibilities for the fund.

Effective July 15, 2018, The following information replaces similar information for Technology Portfolio found in the "Fund Services" section under the "Sub-Adviser(s)" heading.

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, and Software and IT Services Portfolio. FMRC has day-to-day responsibility for choosing certain types of investments for Technology Portfolio.

FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2017, FMR H.K. had approximately $18.2 billion in discretionary assets under management. Currently, FMR H.K. has day-to-day responsibility for choosing certain types of investments for Technology Portfolio. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, and Software and IT Services Portfolio. FMR H.K. is an affiliate of the Adviser.

Effective July 15, 2018, The following information replaces the biographical information for Technology Portfolio found in the "Fund Services" section under the "Portfolio Manager(s)" heading.

Charlie Chai is lead portfolio manager of Technology Portfolio, which he has managed since January 2007. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

Nidhi Gupta is co-manager of Technology Portfolio, which she has managed since July 2018. She also manages other funds. Since joining Fidelity Investments in 2008, Ms. Gupta has worked as an equity research analyst and portfolio manager.

It is expected that Mr. Chai will retire effective on or about December 31, 2018. At that time, Ms. Gupta will assume sole portfolio management responsibilities for the fund.

SELTEC-18-01 1.918659.124	July 12, 2018